                 EIGHTH AMENDMENT TO FIRST AMENDED AND RESTATED
                                                               EXHIBIT 10.14
                       AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                            SPIEKER PROPERTIES, L.P.

        This Eighth Amendment ("Eighth Amendment") to the First Amended and Restated Agreement of Limited Partnership of Spieker Properties, L.P., a California limited partnership, dated as of February 2, 1995, as amended (the "Partnership Agreement"), is executed and made effective for all purposes as of this 24th day of January, 1997 (the "Effective Date"), by and among Spieker Properties, Inc., a Maryland corporation, the General Partner of the Partnership, those Persons identified on Schedule 1 attached hereto (the "New Limited Partners") and the undersigned existing Limited Partners of the Partnership, who constitute a Majority-in-Interest of the Limited Partners as of the date hereof. The term "New Limited Partners" shall include those partners and interest holders of a Partnership Transferor identified on
Schedule 1A hereto to the extent that, and upon and after the date that, any Partnership Units are distributed to such partner or interest holder by a Partnership Transferor (as defined in the Contribution Agreement), at which time (i) each such partner and interest holder shall be, and such Partnership Units shall continue to be, bound by, and entitled to the benefits of, those provisions of this Eighth Amendment applicable to a New Limited Partner and a New Limited Partner's Partnership Units, (ii) each such partner and interest holder shall execute a Subscription Agreement in a form reasonably requested by the Partnership and shall execute a counterpart copy of the Partnership Agreement, and (iii) to the extent that any Partnership Units distributed to any such partner or interest holder are subject to a lien and security interest in favor of the Partnership, such partner or interest holder shall execute a Security Agreement and UCC-1 Financing Statement in form reasonably requested by the Partnership.

        WHEREAS, Section 4.3 of the Partnership Agreement provides that the General Partner may, without the consent of any Limited Partner, from time to time, upon its determination that the issuance of Additional Units is in the best interests of the partnership, cause the Partnership to issue Additional Units to a Person and, if necessary, admit such Person as an Additional Limited Partner, in exchange for the Capital Contribution by such Person of cash and/or property;

        WHEREAS, pursuant to the terms of that certain Contribution Agreement dated as of September 30, 1996, by and among the Partnership, the General Partner, Watergate Tower Associates, Tower II, Watergate Tower III Associates, Baybridge Office Plaza Associates, F.P. Lathrop, Marcia Fay Lathrop and Sandra
L. Hyde, as Trustees of The Lathrop Trust, and F.P. Lathrop (the "Contribution Agreement"), the Transferors (as defined in the Contribution Agreement) are concurrently herewith making the Capital Contribution to the Partnership of certain real, personal and intangible property described in the Contribution Agreement (the "Emeryville Capital Contribution");

        WHEREAS, the General Partner has determined that the issuance of Additional Units in the respective amounts set forth on Schedule 2 of the New Limited Partners in exchange for the Transferors' making of the Emeryville Capital Contribution is in the best interests of the Partnership;

        WHEREAS, the General Partner, the New Limited Partners and the undersigned existing Limited Partners of the Partnership, who constitute a Majority-in-Interest of the Limited Partners as of the date hereof, desire to enter into this Eighth Amendment to set forth the terms and conditions on which the Transferors shall make the Emeryville Capital Contribution and to amend certain other provisions of the partnership Agreement as set forth herein,

        NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

        1. Capitalized terms used herein, unless otherwise defined herein, shall have the same meanings as set forth in the Partnership Agreement.

        2. Pursuant to Section 4.7 of the Partnership Agreement, each of the New Limited Partners is hereby admitted to the Partnership as a Limited Partner, and the names of the New Limited Partners are hereby recorded in the books and records of the Partnership, effective as of the date first written above. By executing this Eighth Amendment, the General Partner hereby consents to the admission of the New Limited Partners as Limited Partners in the Partnership.

        3. Each of the New Limited Partners hereby agrees to be subject and bound at all times to all of the terms and conditions of the Partnership Agreement, as now in effect or hereafter amended. Without limitation, each of the New Limited Partners acknowledges and agrees that it is bound by Article XIV of the Partnership Agreement which provides for the arbitration of disputes arising under the Partnership Agreement. Notwithstanding the foregoing, the Partnership, the General Partner and each of the New Limited Partners acknowledges and agrees that the provisions of Article XIV of the Partnership Agreement shall not be applicable to disputes arising out of or relating to the provisions of Paragraph 12 of the Contribution Agreement. BY INITIALING IN THE SPACE BELOW, YOU ARE AGREEING TO HAVE ANY DISPUTE ARISING OUT OF THE MATTERS INCLUDED IN ARTICLE XIV "ARBITRATION OF DISPUTES" DECIDED BY NEUTRAL ARBITRATION AS PROVIDED BY CALIFORNIA LAW AND YOU ARE GIVING UP ANY RIGHTS YOU MIGHT POSSESS TO HAVE THE DISPUTE LITIGATED IN A COURT OR JURY TRIAL EXCEPT AS SPECIFICALLY INCLUDED IN THIS "ARBITRATION OF DISPUTES" PROVISION. BY INITIALING IN THE SPACE BELOW, YOU ARE GIVING UP YOUR JUDICIAL RIGHTS TO DISCOVERY AND APPEAL, UNLESS THOSE RIGHTS ARE SPECIFICALLY INCLUDED IN THIS "ARBITRATION OF DISPUTES" PROVISION. IF YOU REFUSE TO SUBMIT TO ARBITRATION AFTER AGREEING TO THIS PROVISION, YOU MAY BE COMPELLED TO ARBITRATE UNDER THE AUTHORITY OF CALIFORNIA CODE OF CIVIL PROCEDURE. YOUR AGREEMENT TO THIS ARBITRATION PROVISION IS VOLUNTARY. WE HAVE READ AND UNDERSTAND THE FOREGOING AND AGREE TO SUBMIT DISPUTES

ARISING OUT OF THE MATTERS INCLUDED IN THIS "ARBITRATION OF DISPUTES" PROVISION TO NEUTRAL ARBITRATION.



             (INITIALED)   (INITIALED)   (INITIALED)
             -----------   -----------   -----------
               WT III         WTA         Tower II


             (INITIALED)   (INITIALED)   (INITIALED)   (INITIALED)
             -----------   -----------   -----------   -----------
              Baybridge    FPL, Trustee  MFL, Trustee  SLH, Trustee



        4. The Partnership hereby issues to the New Limited Partners the respective number of Partnership Partners the respective number of Partnership Units set forth adjacent to the name of each of the New Limited Partners on
Schedule 2 attached hereto (the "Emeryville Additional Units").

        5. The parties hereto hereby acknowledge that the Transferors have made the Emeryville Capital Contribution to the Partnership and the Gross Asset Value of the Emeryville Capital Contribution with respect to each New Limited Partner is as set forth adjacent to the name of each of the New Limited Partners on Schedule 3 attached hereto.

        6. The General Partner hereby approves the acquisition of Rights by each of the New Limited Partners with respect to the Emeryville Additional Units and hereby grants to each of the New Limited Partners the Rights with respect to the Emeryville Additional Units on the terms and subject to the conditions and restrictions contained in Exhibit G to the Partnership Agreement, provided that, notwithstanding anything to the contrary provided in the Partnership Agreement or this Eighth Amendment, none of the New Limited Partners shall have the right to exercise the Rights with respect to all or any portion of the Emeryville Additional Units prior to the first anniversary of the Closing (as defined in the Contribution Agreement). For purposes of Section
11.1 of the Partnership Agreement, the General Partner's approval and grant set forth in this Paragraph 6 shall be deemed to have occurred prior to the New Limited Partners' admission to the Partnership as Additional Limited Partners.

        7. Each of the New Limited Partners hereby acknowledges and agrees that it has relied fully upon the advice of its own legal counsel and/or accountant in determining the tax consequences of the transactions contemplated hereby and not upon any representations or advice by the General Partner or by any other Partner, except to the extent expressly set forth in Paragraph 11 of the Contribution Agreement. Each of the New Limited Partners hereby represents and warrants to the Partnership and the General Partner that it (i) is acquiring its respective portion of the Emeryville Additional Units for itself for investment purposes only, and not with a view to any resale or distribution of such Partnership Units, (ii) has been advised and understands that the Emeryville Additional Units are registered under the Securities Act and all applicable state securities laws, or unless exemptions from registration are available, and (iii) has, either alone or with its "purchaser representative" as that term is defined in Rule 501(h) under the Securities Act, such knowledge and experience in financial and business matters that is capable of evaluating the merits and risks of its investment in the Partnership. Each of the New Limited Partners hereby acknowledges that the partnership and the General Partner have made available to such New Limited Partner, at a reasonable time prior to its acquisition of the Emeryville Additional Units, the opportunity to ask questions and receive answers concerning the terms and conditions of such acquisition and to obtain any additional information which the Partnership and/or the General Partner possessed or could acquire without unreasonable effort or expense that is necessary to verify the accuracy of the information furnished by the Partnership and the General Partner in connection with such acquisition.

        8. The following new Section 4.11 is hereby added to the Partnership Agreement as follows:

                4.11 PARTNER ASSUMPTION OF INDEBTEDNESS. Each Limited Partner listed on Exhibit Y hereto unconditionally and severally guarantees to the Debtor the full payment and performance of all of the Partnership's present and future indebtedness and obligations under the Note or Notes listed next to such Limited Partner's name on Exhibit Y and any other Loan Documents relating to such Note or Notes, provided that, notwithstanding anything to the contrary contained in this Section 4.11, each Limited Partner's obligation shall be limited to the amount(s) set for on Exhibit Y next to such Limited Partner's name (with respect to each Limited Partner, an "Emeryville Limited Partner's Share") and shall be limited to guaranteeing the payment and performance of only the Note or Notes set forth on Exhibit Y next to such Limited Partner's name. Exhibit Y may be amended from time to time to increase (but not decrease) one or more Limited Partner's obligations, such amendment needing the approval only of the Partnership and by only that Limited Partner whose obligation is to be increased by such amendment. All such indebtedness and obligations under such Loan Documents are referred to in this Section 4.11 as the "Section 4.11 Indebtedness." Without limiting the provisions of this Section 4.11, it is the Limited Partners' and the Debtor's intent that each Limited Partner shall have liability for such Emeryville Limited Partner's Share of the Section
        4.11 Indebtedness to the same extent that the General Partner, as a general partner of the Partnership, is liable for the Section 4.11 Indebtedness under the laws of the State of California. Each Emeryville Limited Partner's Share of the Section 4.11 Indebtedness will be payable by such Limited Partner to the Partnership as a Capital Contribution immediately on written demand of Debtor in the event of any default of Debtor (beyond the expiration of any applicable grace period) with respect to the Section 4.11 Indebtedness or any part thereof. Notwithstanding anything to the contrary contained in the Partnership Agreement or the Bylaws or Articles of Incorporation of the General Partner, as each may be amended from time to time, any decision by Debtor hereunder, including a decision to make a demand on the Limited Partners under this Section 4.11, shall require the majority vote of the independent directors of the General Partner. Each Limited Partner authorizes Debtor at any time in its discretion to alter any of the terms of the Section 4.11 Indebtedness and to make such modifications to the Section 4.11 Indebtedness that have the effect of releasing the Debtor from liability for all or any part of the Section 4.11 Indebtedness. Debtor and the Note Holders may take any of the foregoing actions upon any terms and conditions as the Debtor and the Note Holders may elect, without giving notice to any Limited Partner or obtaining the consent of any Limited Partner and without affecting the liability of any Limited Partner under this
        Section 4.11. It is understood and agreed by each Limited Partner that until the Section 4.11 Indebtedness is fully paid and until each and every term, covenant and condition of this Section 4.11 is fully performed, no Limited Partner shall be released by any act or event which might, but for this provision of this Section 4.11, be deemed a legal or equitable discharge of a surety, or by reason of any waiver, extension, modification, forbearance or delay or other act or omission of the Note Holders' or the Partnership's failure to proceed promptly or otherwise as against the General Partner or Debtor's failure to proceed promptly or otherwise as against any Limited Partner or Note Holder's failure to proceed promptly or otherwise against the Debtor, or by reason of any action taken or omitted or circumstance which may or might vary the risk or affect the rights or remedies of any Limited Partner as against Debtor or the Note Holders, or by reason of any Limited Partner as against Debtor or the Note Holders, or by reason of any further dealings between the Debtor and the Note Holders, whether relating to the Section 4.11 Indebtedness, the Debt Offering or otherwise, and each Limited Partner hereby expressly waives and surrenders any defense to its liability hereunder based upon any of the foregoing acts, omissions, things, agreements, waivers or any of them; it being the purpose and intent of this Section 4.11 that the obligations of each Limited Partner hereunder are absolute and unconditional under any and all circumstances. Each Limited Partner's obligations under this Section
        4.11 are independent of those of Debtor. The Debtor's rights under this
        Section 4.11 will not be exhausted by any action by it until all of the
        Section 4.11 Indebtedness and all other obligations of the Partnership under the Notes have been fully paid and performed and the period of time has expired during which any payment made to the Note Holders by the Debtor under the Notes or to the Debtor by each Limited Partner under this Section 4.11 may be determined to be a Preferential Payment (as defined below) without such determination, in fact being made. Each Limited Partner further agrees that to the extent all or any part of any payment made to the Note Holders under the Notes or by a Limited Partner under this Section 4.11 is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid by the recipient thereof or paid over to a trustee, receiver or any other entity, whether under any bankruptcy act or otherwise (any such payment is hereinafter referred to as a "Section 4.11 Preferential Payment"), then this Section 4.11 shall continue to be effective or shall be reinstated, as the case may be, and, to the extent of such payment or repayment, the Limited

Partners' obligations under this Section 4.11 intended to be satisfied by such
Section 4.11 Preferential Payment shall be revived and continued in full force and effect as if said Section 4.11 Preferential Payment had not been made. Each Limited Partner waives: (a) all statutes of limitations as a defense to any action brought against any Limited Partner pursuant to this Section 4.11, to the fullest extent permitted by law; (b) any defense based upon any legal disability of Debtor or any discharge or limitation of the liability of Debtor to the Note Holders, whether consensual or arising by operation of law or any bankruptcy, reorganization, receivership, insolvency, or debtor-relief proceeding, or from any other cause; (c) presentment, demand, protest and notice of any kind, provided that the foregoing waiver shall not be construed to waive any demand or notice to the Limited Partners expressly provided for in this Section 4.11; and (d) any defense based upon or arising out of any defense which Debtor may have to the payment or performance of any part of the Section
4.11 Indebtedness. Notwithstanding any other provision of this Section 4.11 to the contrary, each Limited Partner may now have or hereafter acquire against Debtor, or each of them, or any other Limited Partner, or any other person, of all or any of the Section 4.11 Indebtedness that arise from the existence or performance of such Limited Partner's obligations under this Section 4.11, the Notes or any of the Loan Documents (all such claims and rights are referred to as the "Emeryville Limited Partner's Conditional Rights"), including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, or indemnification, any right to participate in any claim or remedy of the Partnership against the General Partner or the Note Holders against the Debtor, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, by any payment made hereunder or otherwise, including without limitation, the right to take or receive from Debtor, directly or indirectly, in cash or other property or by setoff or in any other manner, payment or security on account of such claim or other rights. If, notwithstanding the foregoing provisions, any amount shall be paid to any Limited Partner on account of any such Emeryville Limited Partner's Conditional Rights and either (i) such amount is paid to such Limited Partner at any time when the Section 4.11 Indebtedness shall not have been paid or performed in full, or (ii) regardless of when such amount is paid to such Limited Partner, any payment made by Debtor to the Note Holders or by a Limited Partner under this Section 4.11 is at any time determined to be a Section 4.11 Preferential Payment, then such amount paid to such Limited Partner shall be held in trust for the benefit of Debtor and the Note Holders, as their interests may appear, and shall forthwith be paid to the Partnership as a Capital contribution to be credited and applied upon the Section 4.11 Indebtedness, whether matured or unmatured, in such order as the Debtor, in its sole and absolute discretion, shall determine. To the extent that any of the provisions of this Section 4.11 shall not be enforceable, each Limited Partner agrees that until such time as the
        Section 4.11 Indebtedness has been paid and performed in full and the period of time has expired during which any payment made by Debtor to the Note Holders or by a Limited Partner under this Section 4.11 may be determined to be a Section 4.11 Preferential Payment, the Emeryville Limited Partner's Conditional Rights to the extent not validly waived shall be subordinate to the Note Holders' right to full payment and performance of the Section 4.11 Indebtedness, and such Limited Partner shall not enforce such Emeryville Limited Partner's Conditional Rights during such period. Each Limited Partner assumes full responsibility for keeping fully informed of the financial condition of Debtor and each other Limited Partner and all other circumstances affecting Debtor's ability to perform its obligations under the Loan Documents and each other Limited Partner's ability to perform its obligations hereunder and agrees that neither Debtor nor the Note Holders will have any duty to report to any Limited Partner any information which Debtor or the Note Holders receive about Debtor's or any Limited Partner's financial condition or any circumstances being on Debtor's or any Limited Partner's ability to perform. Upon a default of the Partnership under the Loan Documents, the Note Holders may elect to compromise, or adjust any part of the Section 4.11 Indebtedness, or make any other accommodation with the Debtor, or exercise any other remedy against the Debtor. No such action by the Note Holders will release or limit the liability of any Limited Partner. In addition to all rights of setoff or lien against any moneys, securities or other property of any Limited Partner given to the Partnership by law, the Partnership shall have a right of setoff against all distributions to which a Limited Partner may be entitled from the Partnership, and every such right of setoff may be exercised without demand upon or notice to any Limited Partner (except the notice expressly provided for above). No right of setoff shall be deemed to have been waived by any act or conduct on the part of the Partnership or by any neglect to exercise such right of setoff, or by any delay in doing so; and every right of setoff shall continue in full force and effect until specifically waived or released by an instrument in writing executed by the Partnership or until a Limited Partner has satisfied in full all of such Limited Partner's obligations under this
        Section 4.11. In the event that any Limited Partner shall advance or become obligated to pay any sums toward the Section 4.11 Indebtedness, or in the event that for any reason whatsoever Debtor is now, or shall hereafter become, indebted to any Limited Partner, each Limited Partner agrees that the amount of such sums and of such indebtedness and all interest thereon shall at all times be subordinate as to lien, time of payment and in all other respects to the full and prior repayment to Note Holders of the Section 4.11 Indebtedness, and no Limited Partner shall be entitled to enforce or receive payment thereof until all such sums owing to the Note Holders have been paid in full and the period of time has expired during which any payment made by Debtor to the Note Holders or the

        Limited Partners pursuant to this Section 4.11 may be determined to be a
        Section 4.11 Preferential Payment. Each Limited Partner agrees to pay its pro rata share (based on the ratio that each such Emeryville Limited Partner's Share bears to the total of all of the Emeryville Limited Partners' Shares) of Debtor's reasonable out-of-pocket costs and expenses, including but not limited to legal fees and disbursements, incurred in any effort to collect or enforce any of the Section 4.11 Indebtedness or this Section 4.11, whether or not any lawsuit is filed. Any payment made by any Limited Partner under this Section 4.11 shall be deemed to be a Capital Contribution by said Limited Partner to the Partnership. This Section 4.11 shall be governed by California law, and may be amended only by a written instrument executed by the Limited Partners listed on Exhibit Y hereto and Debtor; provided, however, that a Emeryville Limited Partner's Share may be increased (but not decreased) pursuant to a written instrument executed by the Debtor and such Limited Partner so long as such action does not increase or decrease any other Emeryville Limited Partner's Share. The provisions of this Section 4.11 shall bind and benefit the heirs' executors, administrators, legal representatives, successors and assigns of each Limited Partner and Debtor. Whenever the context requires, all terms used in the singular will be construed in the plural and vice versa, and each gender will include each other gender. Notwithstanding anything to the contrary provided herein, in no event shall any Limited Partner be entitled to the issuance of any Additional Units as a result of any contribution made by such Limited Partner pursuant to this Section 4.11, nor shall the Percentage Interests of the Partners be adjusted as a result thereof. Subject to the foregoing sentence, if any Limited Partner makes a payment under that certain Reimbursement Agreement between the Limited Partners listed on Exhibit Y hereto and the General Partner, dated January __, 1997, such payment shall for all other purposes be deemed to constitute a Capital Contribution to the Partnership pursuant to this Section 4.11.

                9. The following new Section 4.12 is hereby added to the Partnership Agreement as follows:

                        4.12 NON-DISCRIMINATION. The Partnership and the General Partner agree to exercise all of their rights under said Sections 4.10 and 4.11 in a non-discriminatory manner with respect to the Limited Partners and in a manner that is not disproportionate to any of the Limited Partner's Shares of the Indebtedness (including, for the purposes of this Section 4.12, any of the Emeryville Limited Partner's Shares of the Section 4.11 Indebtedness), provided that the foregoing shall not impair or limit either the Partnership's or the General Partner's right to exercise all of their rights under said Sections 4.10 and 4.11 to the fullest extent permitted under this Agreement.

                10. The following new Section 4.13 is hereby added to the Partnership Agreement as follows:

                        4.13 RIGHT TO ASSUME OTHER INDEBTEDNESS. In the event that any of the Guarantees defined in the Reimbursement Agreements that are referenced in the last sentences of Sections 4.10 and 4.11 of this Agreement, respectively, are released or any of the Notes are repaid or otherwise extinguished, the Limited Partners that have agreed to reimburse the General Partner for an amount paid by the General Partner with respect to such Guarantee and those Limited Partners that have guaranteed the Partnership's obligations under such Note (all such Limited Partners being referred to herein as "Section 4.13 Limited Partners) shall have the right to agree to reimburse the General Partner for amounts paid by the General Partner with respect to any other Guarantee or any replacement Guarantee and to guaranty the Partnership's obligations under any other Note or any replacement Note pro rata based on (i) that portion of the Guarantees with respect to which no Person has agreed to reimburse the General Partner and that portion of the indebtedness under the Notes with respect to which no Person has agreed to guaranty the Partnership's obligations and (ii) the relative amounts that the Section 4.13 Limited Partners had agreed to reimburse the General Partner with respect to such released Guarantee(s) and had agreed to guaranty the Partnership's obligations with respect to such repaid or otherwise extinguished Note(s). Nothing contained in this
        Section 4.13 shall be construed in any manner as requiring the Partnership to incur any indebtedness (including, without limitation, by executing any replacement Note) or the Company to guarantee any indebtedness (including, without limitation, by executing any replacement Guarantee).

                11. Exhibit M to the Partnership Agreement is hereby amended to add the addresses for the New Limited Partners that are set forth on
Schedule 4 attached hereto.

                12. Each of the New Limited Partners hereby acknowledges that, in connection with any proposed merger, tender offer or acquisition of the Company or the Partnership or similar event, the General Partner's obligations to its shareholders may conflict with the interests of the Limited Partners. Each of the New Limited Partners hereby further acknowledges that such New Limited Partner has consulted with its advisors, including legal counsel, regarding such conflicts and understands such conflicts. Each of the New Limited Partners hereby waives, and agrees that it shall not pursue, any claims against the General Partner to the extent that the General Partner is fulfilling its obligations to its shareholders in connection with any such proposed merger, tender offer, acquisition or similar event and agrees, to the extent that the General Partner is fulfilling its obligations to its shareholders in connection with any such proposed merger, tender offer, acquisition or similar event and agrees, to the extent that the General Partner is fulfilling its obligations to its shareholders, not to enjoin or to attempt to enjoin any such proposed merger, tender offer, acquisition or similar event.

                13. This Eighth Amendment may be executed in two or more counterparts, each of which shall be deemed originals, and all of which taken together shall constitute one instrument. By executing this Eighth Amendment below, each signatory hereby agrees that a facsimile signature shall be deemed to have the same effect as an original signature.

        14. This Eighth Amendment shall be governed by and construed in conformity with the laws of the State of California.

        15. Except as specifically provided herein, the Partnership Agreement shall remain in full force and effect.

        16. The provisions of the Contribution Agreement and the parties obligations thereunder shall not be merged into the provisions of this Eighth Amendment and shall survive the execution and delivery of this Eighth Amendment to the extent that the Contribution Agreement provides that the parties obligations thereunder shall survive the Closing.

        IN WITNESS WHEREOF, this Eighth Amendment is hereby entered into among the undersigned parties as of the Effective Date.

        GENERAL PARTNER;        SPIEKER PROPERTIES, INC.
                                a Maryland corporation

                                By: /s/ [SIG]
                                   -------------------------------

                                Its:  Vice President
                                    ------------------------------

EXISTING LIMITED PARTNERS:

                                /s/ Warren E. Spieker, Jr.
                                ----------------------------------
                                       Warren E. Spieker, Jr.

                                /s/ Dennis E. Singleton
                                ----------------------------------
                                        Dennis E. Singleton

                                /s/ John K. French
                                ----------------------------------
                                           John K. French


                                ----------------------------------
                                          Bruce H. Hosford
instrument. By executing this Eighth Amendment below, each signatory hereby agrees that a facsimile signature shall be deemed to have the same effect as an original signature.

        14. This Eighth Amendment shall be governed by and construed in conformity with the laws of the State of California.

        15. Except as specifically provided herein, the Partnership Agreement shall remain in full force and effect.

        16. The provisions of the Contribution Agreement and the parties obligations thereunder shall not be merged into the provisions of this Eighth Amendment and shall survive the execution and delivery of this Eighth Amendment to the extent that the Contribution Agreement provides that the parties obligations thereunder shall survive the Closing.

        IN WITNESS WHEREOF, this Eighth Amendment is hereby entered into among the undersigned parties as of the Effective Date.

               GENERAL PARTNER:       SPIEKER PROPERTIES, INC.
                                      a Maryland corporation


                                      By:  ______________________________

                                      Its: ______________________________


     EXISTING LIMITED PARTNERS:

                                      -----------------------------------
                                            Warren E. Spieker, Jr.



                                      -----------------------------------
                                              Dennis E. Singleton



                                      -----------------------------------
                                                 John K. French


                                            /s/  BRUCE H. HOSFORD
                                      -----------------------------------
                                                Bruce H. Hosford

                                           /s/ PETER H. SCHNUGG
                                      -----------------------------------
                                              Peter H. Schnugg


                                             /s/ CRAIG G. VOUGHT
                                      -----------------------------------
                                                Craig G. Vought


                                              /s/ JOHN A. FOSTER
                                      -----------------------------------
                                                 John A. Foster


          NEW LIMITED PARTNERS:       WATERGATE TOWER ASSOCIATES,
                                      a California limited partnership


                                      By:       /s/  F P LATHROP
                                          -------------------------------
                                                   F.P. Lathrop
                                                 General Partner


                                      TOWER II,
                                      a California limited partnership


                                      By:       /s/  F P LATHROP
                                          -------------------------------
                                                   F.P. Lathrop
                                                 General Partner

                                      WATERGATE TOWER III ASSOCIATES,
                                      a California limited partnership


                                      By:       /s/  F P LATHROP
                                          -------------------------------
                                                   F.P. Lathrop
                                                 General Partner

                                      BAYBRIDGE OFFICE PLAZA ASSOCIATES,
                                      a California limited partnership


                                      By:       /s/  F P LATHROP
                                          -------------------------------
                                                   F.P. Lathrop
                                                 General Partner


                                                /s/  F P LATHROP
                                          -------------------------------
                                                   F.P. LATHROP
                                          as Trustee of The Lathrop Trust


                                              /s/ MARCIA FAY LATHROP
                                          -------------------------------
                                                 MARCIA FAY LATHROP
                                          as Trustee of The Lathrop Trust


                                               /s/ SANDRA L. HYDE
                                          -------------------------------
                                                  SANDRA L. HYDE
                                          as Trustee of The Lathrop Trust

                                                 SCHEDULE 1 TO EIGHTH AMENDMENT



                          LIST OF NEW LIMITED PARTNERS

Watergate Tower Associates, a California limited partnership

Tower II, a California limited partnership

Watergate Tower III Associates, a California limited partnership

Baybridge Office Plaza Associates, a California limited partnership

F.P. Lathrop, Marcia Fay Lathrop and Sandra L. Hyde, as Trustees of The Lathrop Trust (u/t/d November 19, 1993)

                                                Schedule 1A to Eighth Amendment


                     List of Partners and Interest Holders

F.P. Lathrop, Marcia Fay Lathrop and Sandra L. Hyde, as Trustees of The Lathrop
  Trust (u/t/d November 19, 1993)

F. Pierce Lathrop

Marcia Fay Lathrop

Steven P. Lathrop

Thomas N. Lathrop

Shand L. Green

Robert H. Goldsmith

Betty G. Austin

                                                 SCHEDULE 2 TO EIGHTH AMENDMENT



                   ALLOCATION OF EMERYVILLE PARTNERSHIP UNITS



    New Limited Partners                         Emeryville Partnership Units**
-----------------------------------------        ------------------------------

Watergate Tower Associates,                                  252,537
  a California limited partnership

Tower II, a California limited partnership                   302,026

Watergate Tower III Associates,                               27,603
  a California limited partnership

Baybridge Office Plaza Associates,                            84,823
  a California limited partnership

F.P. Lathrop, Marcia Fay Lathrop and                          98,141
  Sandra L. Hyde, as Trustees of
  The Lathrop Trust
  (u/t/d November 19, 1993)

** Subject to post-closing adjustments

                                                Schedule 3 to Eighth Amendment

                               Gross Asset Values

New Limited Partner                                 Gross Asset Values
-------------------                                 ------------------

Watergate Tower Associates, a California                $21,200,000
limited partnership

Tower II, a California limited partnership              $25,800,000

Watergate Tower III Associates,                         $67,500,000
a California limited partnership

Baybridge Office Plaza Associates                       $7,300,000
a California limited partnership

F.P. Lathrop, Marcia Fay Lathrop and                    $3,400,000
Sandra L. Hyde, as Trustees of
The Lathrop Trust (u/t/d/ November 19, 1993)

                                                Schedule 4 to Eighth Amendment

                       Addresses of New Limited Partners

New Limited Partners                                Addresses
--------------------                                ---------

Watergate Tower Associates, a California        c/o F.P. Lathrop
limited partnership                             2000 Powell Street, Suite 1600
                                                Emeryville, California 94608

Tower II, a California limited partnership      c/o F.P. Lathrop
                                                2000 Powell Street, Suite 1600
                                                Emeryville, California 94608

Watergate Tower III Associates, a California     c/o F.P. Lathrop
limited partnership                             2000 Powell Street, Suite 1600
                                                Emeryville, California 94608

Baybridge Office Plaza Associates, a            c/o F.P. Lathrop
California limited partnership                  2000 Powell Street, Suite 1600
                                                Emeryville, California 94608

F.P. Lathrop, Marcia Fay Lathrop and Sandra     c/o F.P. Lathrop
L. Hyde, as Trustees of The Lathrop Trust       2000 Powell Street, Suite 1600
(u/t/d November 19, 1993)                       Emeryville, California 94608

                                                  Exhibit Y to Eighth Amendment

                      Emeryville Limited Partner's Shares

New Limited Partners                         Emeryville Limited Partner's Shares
--------------------                         -----------------------------------

Watergate Tower Associates, a California                    $2,510,000
limited partnership

Tower II, a California limited partnership                  $4,477,000

Watergate Tower III Associates, a California               $50,689,000
limited partnership

Baybridge Office Plaza Associates, a                        $1,500,000
California limited partnership